Exhibit (h)(5)(q)

May 28, 2025

State Street Bank and Trust Company

1 Lincoln St. 10th Floor

Boston, MA 02110

Attention: Kathy MacVarish, Senior Vice President

RE:	Charles Schwab Investment Management, Inc.

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of:

(1) creation of Schwab Government Money Market ETF

In accordance with the Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the above listed Fund. A revised Appendix A to the Agreement and a revised Annex I to the Amendment dated June 29, 2018, are attached hereto. In connection with such request, we confirm to you, as of the date hereof, the representations and warranties set forth in Section 4 of the Agreement.

[Signature page follows]

Charles Schwab Investment Management, Inc.

By:	/s/ Jessica Seidlitz
Name:	Jessica Seidlitz
Title:	Chief Financial Officer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kathy MacVarish
Name:	Kathy MacVarish
Title:	Senior Vice President

APPENDIX A

(Effective May 28, 2025)

TO

SUB-ADMINISTRATION AGREEMENT

Listing of Investment Funds

Schwab Capital Trust

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack All Equity Portfolio

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Health Care Fund

Schwab Target 2040 Fund

Schwab Target 2030 Fund

Schwab Target 2020 Fund

Schwab Target 2010 Fund

Schwab Core Equity Fund

Schwab Balanced Fund

Schwab International Opportunities Fund

Schwab Fundamental U.S. Large Company Index Fund

Schwab Fundamental U.S. Small Company Index Fund

Schwab Fundamental International Equity Index Fund

Schwab Fundamental Emerging Markets Equity Index Fund

Schwab Fundamental International Small Equity Index Fund

Schwab Target 2015 Fund

Schwab Target 2025 Fund

Schwab Target 2035 Fund

Schwab Monthly Income Fund – Target Payout

Schwab Monthly Income Fund – Flexible Payout

Schwab Monthly Income Fund – Income Payout

Schwab International Core Equity Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Mid-Cap Index Fund

Schwab Target 2065 Fund

Schwab Target 2065 Index Fund

Schwab Annuity Portfolios

Schwab S&P 500 Portfolio

Schwab Government Money Market Portfolio

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

THE Charles Schwab Family of Funds

Schwab Prime Advantage Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

Schwab Investments

Schwab Treasury Inflation Protected Securities Index Fund

Schwab 1000 Index Fund

Schwab California Tax Free Bond Fund

Schwab Tax-Free Bond Fund

Schwab Global Real Estate Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

Schwab Opportunistic Municipal Bond Fund

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF

ANNEX I

(effective as of May 28, 2025)

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Further to the Amendment dated as of June 29, 2018, to the Sub-Administration Agreement dated as of October 1, 2005, between Charles Schwab Investment Management, Inc. (the “Administrator”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Administrator and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Investment Funds as applicable:

N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
Schwab Capital Trust	Standard N-PORT Reporting Solution (Data and Filing)

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack All Equity Portfolio

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Health Care Fund

Schwab Target 2040 Fund

Schwab Target 2030 Fund

Schwab Target 2020 Fund

Schwab Target 2010 Fund

Schwab Core Equity Fund

Schwab Balanced Fund

Schwab International Opportunities Fund

Schwab Fundamental U.S. Large Company Index Fund

Schwab Fundamental U.S. Small Company Index Fund

Schwab Fundamental International Equity Index Fund

Schwab Fundamental Emerging Markets Equity Index Fund

Schwab Fundamental International Small Equity Index Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Fund

Schwab Target 2025 Fund

Schwab Target 2035 Fund

Schwab Monthly Income Fund – Target Payout

Schwab Monthly Income Fund – Flexible Payout

Standard

Schwab Monthly Income Fund – Income Payout

Schwab International Core Equity Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Mid-Cap Index Fund

Schwab Target 2065 Fund

Schwab Target 2065 Index Fund

Schwab Annuity Portfolios	Standard N-PORT Reporting Solution (Data and Filing)
Schwab S&P 500 Index Portfolio Schwab VIT Balanced Portfolio Schwab VIT Balanced with Growth Portfolio Schwab VIT Growth Portfolio	Standard
Schwab Investments	Standard N-PORT Reporting Solution (Data and Filing)

Schwab Treasury Inflation Protected Securities Index Fund

Schwab 1000 Index Fund

Schwab California Tax-Free Bond Fund

Schwab Tax-Free Bond Fund

Schwab Global Real Estate Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

Schwab Opportunistic Municipal Bond Fund

Standard
Schwab Strategic Trust	Standard N-PORT Reporting Solution (Data and Filing)
Schwab U.S. Broad Market ETF Schwab U.S. Large-Cap ETF Schwab U.S. Large-Cap Growth ETF Schwab U.S. Large-Cap Value ETF Schwab U.S. Small-Cap ETF	Standard

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market ETF

Schwab Fundamental U.S. Large Company ETF

Schwab Fundamental U.S. Small Company ETF

Schwab Fundamental International Equity ETF

Schwab Fundamental International Small Equity ETF

Schwab Fundamental Emerging Markets Equity ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF

Schwab Ariel ESG ETF

Schwab Crypto Thematic ETF

Schwab Municipal Bond ETF

Schwab High Yield Bond ETF

Schwab Ultra-Short Income ETF

Schwab Mortgage-Backed Securities ETF

Schwab Core Bond ETF

Schwab Government Money Market ETF

N-CEN SERVICES
Schwab Capital Trust
Schwab Annuity Portfolios All Investment Funds receiving N-PORT Services, and Schwab Government Money Market Portfolio
The Charles Schwab Family of Funds
Schwab Investments
Schwab Strategic Trust